UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Weston Parkway, Cary, NC 27513

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 2004, Inveresk Research Group, Inc., a Delaware corporation (“Inveresk”) and Charles River Laboratories International, Inc., a Delaware corporation (“Charles River”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), a copy of which is attached hereto as Exhibit 2.1.

     A joint press release announcing the entering into of the Merger Agreement was issued on July 1, 2004. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     The following exhibits are filed pursuant to Item 601 of Regulation S-K:

2.1 — Agreement and Plan of Merger, dated as of June 30, 2004, by and among Inveresk, Charles River, Indigo Merger I Corp. and Indigo Merger II Corp.

99.1 — Press Release, dated July 1, 2004, announcing the proposed business combination of Inveresk and Charles River and the Merger Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERESK RESEARCH GROUP, INC.
	By:	/s/ D.J. Paul E. Cowan
Name: D.J. Paul E. Cowan Title: Chief Financial Officer
Date: July 1, 2004

EXHIBIT INDEX

Exhibit No.

2.1	Agreement and Plan of Merger, dated as of June 30, 2004, by and among Inveresk, Charles River, Indigo Merger I Corp. and Indigo Merger II Corp.

99.1	Press Release, dated July 1, 2004, announcing the proposed business combination of Inveresk and Charles River and the Merger Agreement.